UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   October 24, 2006

Keane, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

001-7516	04-2437166
(Commission File Number)	(IRS Employer Identification No.)

100 City Square, Boston, Massachusetts	02129
(Address of Principal Executive Offices)	(Zip Code)

(617) 241-9200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 24, 2006, Keane, Inc., a Massachusetts corporation (“Keane” or the “Company”), issued a press release announcing its Board of Directors has authorized the Company to repurchase 3 million shares of its common stock over the next 12 months effective October 23, 2006.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release entitled “Keane Announces New Share Repurchase Authorization”, issued by the Company on October 24, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   October 24, 2006

KEANE, INC.

By:	/s/ John J. Leahy
John J. Leahy

Executive Vice President of Finance and Administration, Chief Financial Officer and Interim President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release entitled “Keane Announces New Share Repurchase Authorization”, issued by the Company on October 24, 2006.